PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG ADVISOR FOCUS FUND
                               CLASSES A, B, AND C


                 Supplement to the Prospectus dated May 1, 2002

CLOSING OF THE FUND. Effective after close of the market on May 31, 2002, the Strong Advisor Focus Fund will be closed to new investors. In addition, if the reorganization described below is approved by Fund shareholders, after close of the market on October 10, 2002, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

REORGANIZATION AND SPECIAL MEETING OF SHAREHOLDERS. On May 3, 2002, the Strong Advisor Focus Fund's and the Strong Advisor Select Fund's Board of Directors approved the reorganization of the Strong Advisor Focus Fund into the Strong Advisor Select Fund and called for a Special Meeting of Shareholders of the Strong Advisor Focus Fund to be held on September 13, 2002. At the Special Meeting, shareholders will vote on whether to approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Common Stock Fund, Inc. The Board of Directors believes the reorganization is in the best interest of both Funds. The Strong Advisor Focus Fund shareholders would benefit from the Advisor Strong Select Fund's larger asset base and better economies of scale. In addition, the Strong Advisor Select Fund and the Strong Advisor Focus Fund have identical investment objectives, a substantially similar investment strategy, and the net expense ratio of the Strong Advisor Select Fund is expected to be the same or lower than that of the Strong Advisor Focus Fund at the time of the reorganization. Only shareholders of record as of the close of business on July 5, 2002 ("Record Date Shareholders"), the record date for the Special Meeting, are entitled to vote at the Special Meeting. Proxy materials will be mailed to Record Date Shareholders in mid-July 2002.

Following the necessary approvals at the Special Meeting, shareholders' accounts in the Strong Advisor Focus Fund will automatically be converted - on a tax-free basis - into shares of the Strong Advisor Select Fund with a value equivalent to the value of the account in the Strong Advisor Focus Fund on the conversion date, which is expected to occur in mid-October. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Advisor Focus Fund shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

            If you have any questions, please call us, day or night,
               at 1-800-368-1683, 24 hours a day, 7 days a week.

            The date of this Prospectus Supplement is May 15, 2002.